Exhibit 99.1

Synchronoss Lender Presentation Update Suitable for public side lenders June 22, 2017

Forward Looking Statements Certain statements contained in this presentation are “ forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are based on our current expectations and beliefs and various assumptions. There can be no assurance that we will realize these expectations or that these beliefs will prove correct. Examples of forward-looking statements include, but are not limited to, statements we make regarding the timing of the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and the expected revenue impact that will result from the restatement of our financial results. Numerous factors, many of which are beyond our control, could cause actual results to differ materially from those expressed as forward-looking statements. These factors include, but are not limited to, risks associated with the ongoing and uncompleted nature of our accounting review; fluctuations in our financial and operating results; integration of our Intralinks business and execution of our cost reduction plan; disruptions to the implementation of our strategic priorities and business plan caused by changes in our senior management team; customer renewal rates and attrition; the financial and other impact of previous and future acquisitions; litigation and disputes and the costs related thereto; and other factors that are described in the “Risk Factors” and “Management ’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, to be filed with the SEC as soon as practicable. We do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

Name Position Steve Waldis Founder, Chairman and CEO Steve founded Synchronoss in 2000 and served as its CEO until January 18, 2017 when he became its Executive Chairman of the Board He has a deep understanding of the carrier market, the company’s SNCR 3.0 strategy and customers On April 27, 2017 it was announced that Steve would return as Synchronoss’ CEO and will retain his role as Chairman of the Board Bob Garcia President and COO Bob has been with Synchronoss since its founding in 2000 Larry Irving CFO and Treasurer Larry served as the CFO of Synchronoss from July 2001 until April 2014, when he formally announced his retirement On April 27, 2017 it was announced that Larry would return as Synchronoss’ CFO and Treasurer Today’s Presenters

Amendment Process Overview Synchronoss is launching an amendment to its credit agreement today to request additional time to deliver the Q1 2017 financial statements, as required under Section 9.01(b) As announced in an 8-K on June 13, 2017, Synchronoss has been working with its auditors on the restatement of its 2015 and 2016 financial statements The restatement is in process and the Company does not expect the work to be complete before the end of the 30-day grace period in the credit agreement Synchronoss is asking for Required Lender consent to extend the grace period by 60 days until August 29 Economics Lenders who consent to the amendment by Wednesday, June 28 at 5:00pm EDT will receive 25 bps of fee payable on the closing date In addition, the margin on the term loan and revolver will be increased by 25 bps The following pages provide further details and an update on the business

Tranche Amount (YE 2016) Pricing Maturity Ratings Cash and Cash Equivalents $286 Revolving Credit Facility ($200mm) - Jan – 22 Term Loan B $900 L + 2.75 % Jan – 24 Ba3 / BB Other Financing Obligations $17 Total Secured Debt $917 Senior Unsecured Convertible Notes $230 0.750 % Aug - 19 NR / B Total Debt $1,147 Net Debt $861 Plus: Equity Value $472 Plus: Minority Interests $50 Less: Equity Method Investment (STI) $(46) Enterprise Value $1,337 Current Capitalization 1 Cash and Cash Equivalents includes marketable securities, restricted cash and is PF for the $13.5mm of proceeds from the divestiture of the SpeechCycle business on February 1, 2017. 2 Other Financing Obligations includes capital lease obligations. 3 Equity Value based on share price of $10.18 as of June 20, 2017, calculated on diluted shares outstanding of 46.37mm as of March 27, 2017. 4 Redeemable Non-controlling Interest (EBU JVs). 1 2 3 4

Accounting Restatement Has Been the Cause of Q1 Filing Delay On June 13, 2017 the company issued an 8-K announcing a restatement of its 2015 and 2016 financial statements This accounting review was initiated by the management team along with the Audit Committee as part of an internal review process The total magnitude is expected to be less than 10% of revenues in each year The restatement primarily corrects certain license transactions which were originally recognized as a perpetual license to either netting the license as part of purchase accounting or spreading the license ratably over an extended period The company does not expect the corrections to have an impact on total cash flows for the relevant periods The company is working expeditiously to complete the process

Founded in 2000, IPO in 2006 Publicly Held, Trades on NASDAQ under SNCR ~2,200+ Employees in 20+ Countries OUR HISTORY 15 years+ leading the transformation of business OUR BRANDS OUR INTEGRATED PLATFORMS Cloud Analytics Universal ID Messaging Secure Mobility Collaboration OUR CUSTOMERS This is Synchronoss

Management Team Update Name Position Background Steve Waldis Founder, Chief Executive Officer and Chairman Steve founded Synchronoss in 2000 and was CEO until January 2017, when he was appointed the Executive Chairman of the Board – he returned as CEO in April 2017 and retained his title as Chairman of the Board With over 20 years of experience, Steve has served in startup and senior executive management positions in both high-technology and telecommunication companies Bob Garcia President & Chief Operating Officer Bob has been with Synchronoss since August 2000, and serves as President and Chief Operating Officer As President and Chief Operating Officer, Bob is responsible for the day-to-day business and the company’s global operating plans Larry Irving Chief Financial Officer and Treasurer Larry served as CFO of Synchronoss from July 2001 until April 2014, when he formally announced his retirement On April 27, 2017 it was announced that Larry would return as Synchronoss’ CFO and Treasurer Leif O‘Leary Executive Vice President and GM, Enterprise Leif manages all aspects of the company’s ability to identify and deliver business value through its enterprise solution portfolio Leif joined Intralinks in April 2013 and was previously Executive Vice President, Worldwide Sales and Services at Intralinks Charlie Thomas Executive Vice President and GM, Communications and Media Charlie leads the global business unit that provides cloud, messaging, analytics and automation technology from a secure cloud platform to service providers around the world Charlie was previously CEO of Razorsight, a cloud-based advanced analytics company which Synchronoss acquired

3 Divest SNCR’s Activation Business Activation Lower Growth + Margin Services Global Enterprise, Software Focus Lower Customer Concentration Secure Enterprise Cloud Collaboration Platform Global 3,000+ Enterprise Customers 1 2 Acquire Intralinks 4 Analytics Identity Enterprise Mobility Cloud Carrier Software Platform Messaging Focus on Core Assets SNCR 3.0 Synchronoss 3.0 Strategic Vision Remains Intact

Synchronoss Business Update Summary Synchronoss carrier business remains healthy with new and existing customers deploying cloud and cloud analytics solutions globally in 2017 Synchronoss has added two new wins and product extensions in 2017 to its existing cloud automation and messaging business Synchronoss has not had any material changes to existing customer contracts in 2017 Intralinks strategic rationale remains intact and integration is progressing with early cross-sell opportunities starting to materialize International opportunities continue to be a major focus of the company with deals in APAC representing a strong growth opportunity given a growing pipeline Verizon remains an important customer with opportunities to continue to broaden the relationship AT&T remains a cloud customer; shutting down its Locker program is expected to have a negligible impact on revenues for 2017 Q1 2017 revenue miss was primarily the result of a new opportunity in enterprise business with a core carrier customer that did not develop in quarter as expected

Personal Cloud Messaging Cloud Automation and Analytics White-label carrier cloud solutions currently used by 160+ million consumers to back-up, store, access and share data across mobile and IoT devices Access, sync, share, create and manage content from any device running any major mobile operating system Eliminates the fear of personal data loss, making it easier for users to upgrade, switch device platforms, and protect their assets Communications and Media Business Unit: Product Family Summary Easy-to-use white label email solution designed to increase brand awareness Improves service loyalty and customer retention Offers opportunities to cross sell and upsell services Platform to create freemium and premium service offerings Opportunity to monetize via advertising Platform that drives customer acquisition, automated onboarding and customer analytics Positions company for upsell opportunities and further account penetration Drives B2B and B2C solutions for Carriers

Verizon Update Synchronoss provides the following software platforms and solutions to Verizon: Verizon Personal Cloud platform Verizon Messaging application Co-development and distribution partner for the new Verizon Exponent offerings Universal ID platform, a JV partnership, serving over 30 large enterprise customers Verizon Personal Cloud, as stated by Verizon, is the most successful consumer application ever launched and deployed at Verizon Verizon Personal Cloud consists of two primary components: Our proprietary software that we license on a per subscriber basis, and Related storage hosting of subscriber content In 2017, we are seeing the strongest growth in actual premium (paid) cloud subscribers for Verizon on our platform Verizon Personal Cloud contract runs through 2018 and has an automatic 2 year extension clause

AT&T Update On May 8, 2017, AT&T announced that it will be discontinuing its Locker services AT&T Locker services to be discontinued from August 3, 2017. Starting June 5, 2017, customers will no longer be able to upload files to their Locker account The relationship with AT&T goes beyond Locker to multiple cloud revenue streams which we expect to continue to grow Synchronoss provides four Cloud programs at AT&T: AT&T Locker, AT&T Ready To Go, AT&T Setup and Transfer, and Cloud Broker The discontinued Locker services are expected to have minimal revenue impact to Synchronoss’ business with AT&T

We have solutions in market that can support a scalable, interoperable messaging, identity and monetization solution that drives network monetization > Scaled cloud and messaging base, device set up in place across both carriers. Carrier Solution 15+ Years Experience, 500M+ subscribers engaged by Synchronoss’ Platforms & Capabilities Common platforms & support services Verizon Cloud Verizon Messages Personal Cloud Setup & Transfer Analytics Cloud Broadband Messaging Identity & Messaging Personal Cloud: Messaging Update 5 Sy n c h r o n o s s P r o p r i e t a r y & C o n f i d e n t i a l Syn c h r o n o s s i s T r u s te d to O pe r a te C a r r i e r G r a d e So l u ti o n s a t Sc a l e Cl o u d Me s s a g e s Un i v er s a l I D 400+ M i l l i o n Cu s t o m e r s M a n a ge d By S y n ch ro n o s s Ou t o f B o x Ex p e r i e n c e Cl o u d S e r v i c e Br o ke r AT & T Lo c k e r SNCR Bureau 911 NP AC Po r t O u t LI D B CN A M LN P S e rv i c e B u re a u 5 Sy n c h r o n o s s P r o p r i e t a r y & C o n f i d e n t i a l Syn c h r o n o s s i s T r u s te d to O pe r a te C a r r i e r G r a d e So l u ti o n s a t Sc a l e Cl o u d Me s s a g e s Un i v er s a l I D 400+ M i l l i o n Cu s t o m e r s M a n a ge d By S y n ch ro n o s s Ou t o f B o x Ex p e r i e n c e Cl o u d S e r v i c e Br o ke r AT & T Lo c k e r SNCR Bureau 911 NP AC Po r t O u t LI D B CN A M LN P S e rv i c e B u re a u 5 Sy n c h r o n o s s P r o p r i e t a r y & C o n f i d e n t i a l Syn c h r o n o s s i s T r u s te d to O pe r a te C a r r i e r G r a d e So l u ti o n s a t Sc a l e Cl o u d Me s s a g e s Un i v er s a l I D 400+ M i l l i o n Cu s t o m e r s M a n a ge d By S y n ch ro n o s s Ou t o f B o x Ex p e r i e n c e Cl o u d S e r v i c e Br o ke r AT & T Lo c k e r SNCR Bureau 911 NP AC Po r t O u t LI D B CN A M LN P S e rv i c e B u re a u 5 Sy n c h r o n o s s P r o p r i e t a r y & C o n f i d e n t i a l Syn c h r o n o s s i s T r u s te d to O pe r a te C a r r i e r G r a d e So l u ti o n s a t Sc a l e Cl o u d Me s s a g e s Un i v er s a l I D 400+ M i l l i o n Cu s t o m e r s M a n a ge d By S y n ch ro n o s s Ou t o f B o x Ex p e r i e n c e Cl o u d S e r v i c e Br o ke r AT & T Lo c k e r SNCR Bureau 911 NP AC Po r t O u t LI D B CN A M LN P S e rv i c e B u re a u

Intralinks Strategic Financials Intralinks Enterprise Solutions Enterprise JVs Intralinks virtual data room offering with M&A, loan syndication, alternative investments Leading provider in the space – 3,500+ customers covering 99% of the Fortune 1,000 Highly stable revenue source – primarily transaction driven Intralinks VIA is an enterprise-wide content sharing platform (application + API-enabled platform services) allowing users to collaborate in groups on content in a controlled and secure manner Highly recurring subscription based business Meaningful pipeline traction in our Tier 1 accounts GS JV - Secure Mobility Platform (SMP) offering BYOD support for employees and externalizing applications with full PIM, collaboration and browser capabilities VZ JV – Universal ID (UID) offering identity proofing, credential management and multifactor authentication for employees and consumers Enterprise Business Unit: Product Family Summary

Intralinks Strategic Rationale Remains Intact Combines Synchronoss secure mobility platform with secure content and collaboration platform Advances the Synchronoss Enterprise Mobility Platform and positions the business to scale quickly Cross-sell opportunities to Intralinks’ enterprise customers Provides enterprise brand and global direct sales force Diversifies Synchronoss’ revenue, geographies and end customers (enterprise and consumer) Analytics Create an Integrated Platform of Assets Secure Collaboration Platform Consumer products Enterprise GTM products Intralinks products Secured Mobility Personal Cloud Messaging Universal Identity

Intralinks Business is Healthy and Integration is On Track Completed organizational integration of the Intralinks enterprise business and Synchronoss’ secure mobility division Leif O’Leary is leading the enterprise division with a leadership team comprised of both Synchronoss and Intralinks business leaders Held multiple joint sales meetings globally to identify cross-sell opportunities between the Intralinks enterprise business and the core carrier channels of Synchronoss Developing a pipeline of enterprise opportunities globally to focus on for 2H17 and 2018 with a dedicated salesforce Enterprise business remains steady growth area with a more focused, efficient sales force and R&D organization driving it post integration Leif O’Leary – Executive Vice President and GM, Enterprise Leif joined Intralinks in April 2013 and was previously Executive Vice President, Worldwide Sales and Services at Intralinks Prior to Intralinks, Leif was SVP Worldwide Sales Operations at Parametric Technology Corporation – he worked at Parametric from 1999 to 2012

Q1 2017 Update and Withdrawal of FY 2017 Guidance As previously disclosed, Synchronoss expects total revenue for the first quarter of 2017 to be $13 million to $14 million less than the company's previously announced guidance Operating margins expected to be 8% - 10%, which is lower than previously announced guidance of 18% - 20% Synchronoss has not lost any material customers The primary driver of the lower revenue in the quarter was a new incremental enterprise license opportunity with a core carrier customer that did not materialize in the quarter as expected. This license miss combined with a delay in our cost reduction plan also impacted profitability in Q1 Despite an overall uptick in deal activity in Intralinks’ M&A business, Q1 revenues from Intralinks were softer as a result of smaller average deal sizes Our previous 2017 annual guidance is withdrawn and new guidance cannot be provided until we have completed our accounting review and our assessment of the revenue impact on future financial periods including the timing and performance of certain other incremental programs that were previously forecasted for 2017. The combination of these items will have a negative impact on our 2017 financial results as compared to our previously issued 2017 guidance We are working diligently to complete the accounting restatement and will provide revised guidance when we report our Q1 results along with our restated financial statements for 2015 and 2016

June 2017 Reorganization Initiative per Filed 8-K On June 14, 2017 Synchronoss commenced a management streamlining and realignment plan (the “Plan”) The Plan, together with the management changes previously announced, is expected to realize approximately $70 million of annualized pre-tax expense savings per our filed 8-K on June 20, 2017 These expected savings are in addition to the approximate $20 million of annual pre-tax expense synergies the Company previously realized in connection with its acquisition and integration of Intralinks In addition, Synchronoss has prudently eliminated and streamlined other cost initiatives across the company for 2017 to better align our expense profile with a more recurring based revenue trajectory As a result of the Plan, the Company currently estimates that it will recognize a pre-tax charge of approximately between $22 million and $25 million, which consists of severance payments and other termination costs with cash expenditures This reorganization initiative was structured for minimal revenue disruption while optimizing efficiencies and cash flow generation

Additional Disclosure On May 5, 2017, entities affiliated with Siris Capital Group announced their acquisition of 12.93% of the outstanding common stock of Synchronoss for an aggregate purchase price of $86,894,494 Following the request of Siris Capital Group to obtain certain non-public information in connection with the exploration of a potential strategic transaction, Siris Capital Group and Synchronoss entered into a non-disclosure agreement on May 19, 2017 The non-disclosure agreement contains customary obligations, including standstill provisions that prohibit Siris Capital Group from acquiring greater than 0.5% of voting securities of Synchronoss or soliciting any proxies to vote any voting securities of Synchronoss during the time period beginning on May 19, 2017 and ending on the earlier of (a) termination of the non-disclosure agreement, (b) the execution of a definitive agreement relating to a potential strategic transaction and (c) February 19, 2018

Contact Information Questions of a business nature should be directed to Goldman Sachs with contact information below: Questions of a legal nature should be directed to Cahill Gordon & Reindel with contact information below: Please submit all signature pages to synchronossjune17@lendamend.com no later than Wednesday, June 28th at 5:00pm EDT Kurt Tenenbaum Capital Markets (212) 357-9814 kurt.tenenbaum@gs.com Ross Tennenbaum Investment Banking - TMT (415) 249-7114 ross.tennenbaum@gs.com Majla Custo Leveraged Finance - TMT (212) 934-2885 majla.custo@gs.com Doug Tansey Bank Debt Portfolio Group (212) 902-5192 douglas.tansey@gs.com Christopher Bevan (212) 701-3566 CBevan@cahill.com Sarah Hylton (212) 701-3778 SHylton@cahill.com